SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by Registrant                        |X|
Filed by a Party Other than the Registrant |_|

Check the appropriate box:
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                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
   |X|    Definitive Proxy Statement
   |_|    Definitive Additional Materials
   |_|    Soliciting Material Pursuant to Rule 14a-12

                            Astea International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
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




                                [ASTEA LOGO OMITTED]
                            Astea International Inc.
                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044

                        ---------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 19, 2004

To the Stockholders of Astea International Inc.:

         The Annual Meeting of Stockholders of Astea International Inc., a Delaware corporation (the "Company"), will be held on Thursday, August 19, 2004 at 10:00 a.m., local time, at the Company's headquarters at 240 Gibraltar Road, Horsham, Pennsylvania 19044, for the following purposes:

         1. To elect four (4) Directors to serve until the next Annual Meeting of Stockholders.

         2. To ratify the selection of BDO Seidman LLP as independent auditors for the fiscal year ending December 31, 2004.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof. Only stockholders of record at the close of business on June 30, 2004, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                        By Order of the Board of Directors

                                        /s/ Zack B. Bergreen
                                        --------------------
                                        Zack B. Bergreen
                                        President and Chief Executive Officer
Horsham, Pennsylvania
July 9, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                             [ASTEA LOGO OMITTED]
                            Astea International Inc.
                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044

                                 PROXY STATEMENT

                                  July 9, 2004

         Proxies in the form enclosed with this proxy statement, which were first mailed to stockholders on or about July 9, 2004, are being solicited by the Board of Directors of Astea International Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, August 19, 2004, at 10:00 a.m. local time, at the Company's headquarters at 240 Gibraltar Road, Horsham, Pennsylvania 19044, or at any adjournments thereof (the "Annual Meeting").

         Only stockholders of record at the close of business on June 30, 2004 (the "Record Date") will be entitled to notice of and to vote at the Annual
Meeting and any adjournments thereof. As of that date, 2,986,527 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. If the form of Proxy which accompanies this Proxy Statement is executed and returned, it will be voted in accordance with the instructions marked thereon. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised, by (1) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

         Our Bylaws provide that at any meeting of stockholders, the holders of a majority of the issued and outstanding shares of Common Stock present in person or by proxy constitute a quorum for the transaction of business. The election of Directors will be decided by a plurality of the votes of the shares cast, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner. On all other matters being submitted to stockholders, affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval. An abstention with respect to any such proposal will have the same effect as a vote against such proposal. With respect to broker non-votes, the shares will not be considered present at the meeting for the proposal as to which authority was withheld. Consequently, broker non-votes will have the effect of reducing the number of affirmative votes required to approve the proposal (but not the percentage), because they reduce the number of shares present at the meeting from which a majority is calculated.

         The persons named as proxies and attorneys-in-fact are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. In addition to the election of Directors, the stockholders will consider and vote upon a proposal to ratify the selection of auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications, and will be voted FOR the proposal if no specification is indicated.

         The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting other than as set forth in this proxy statement. If any other matter should be presented at the Annual Meeting (or any adjournments thereof) upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies and attorneys-in-fact in the proxies, to the extent permitted by applicable law.

         An Annual Report to Stockholders containing financial statements for the fiscal year ended December 31, 2003, is being mailed together with this proxy statement to all stockholders entitled to vote.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees

         In accordance with the Company's By-Laws, the Company's Board of Directors currently consists of four (4) members - Zack B. Bergreen, Adrian Peters, Thomas J. Reilly, Jr. and Eric Siegel. Messrs. Peters, Reilly and Siegel are independent Directors. The terms of the current Directors will expire at the Annual Meeting. All Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

         The Board of Directors has nominated and recommended Zack B. Bergreen, Adrian Peters, Thomas J. Reilly, Jr. and Eric Siegel to be elected to hold office until the 2005 Annual Meeting of stockholders. The Board of Directors knows of no reason why the director nominees should be unable or unwilling to serve, but if any director nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of Director as the Board of Directors may recommend in the place of such director nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the director nominees named below.



                      THE BOARD RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES LISTED BELOW.

                       The  following  table sets forth the nominees for election as Directors at the Annual  Meeting  and the year each such  nominee  was first  elected as a
              Director;  the  positions  currently  held by the nominee with the  Company,  if applicable; and the year the nominee's term will expire:



    Nominee's Name and Year Nominee                                                           Year Current Term
    First Became a Director                 Age        Position(s) with The Company              Will Expire
    -----------------------                 ---        ----------------------------              -----------

                                                       Chairman  of the Board,
    Zack B. Bergreen (1979)                  59        President and                                 2004
                                                       Chief Executive Officer

    Adrian  Peters (2000)                    55        Director                                      2004

    Thomas J. Reilly, Jr. (2003)             64        Director                                      2004

    Eric Siegel (2002)                       47        Director                                      2004





                                               EXECUTIVE OFFICERS

                        The following  table sets forth the executive  officers of the Company, their  ages,  and the  positions  currently  held by each such  person  with the
               Company.

        Name                                      Age                       Position
        ----                                      ---                       --------

        Zack B. Bergreen                          59         Chairman of the Board,  President  and Chief  Executive
                                                             Officer

        George S. Rapp                            51         Chief Financial Officer and Treasurer

        John Tobin                                38         Vice President, General Counsel, and Secretary

        Kenneth Roy                               44         Vice President of Sales, North America

        Marikit Klein-Smith                       37         Vice President, Marketing





         Zack B. Bergreen founded the Company in November 1979. From November 1979 to January 1998, he served as President, Treasurer and Director of the Company. In April 1995, he was elected Chief Executive Officer and Chairman of the Board of Directors. From January 1998 through August 1999 Mr. Bergreen served as Chairman of the Board and Chief Executive

Officer. From August 1999 to May 2000, his sole title was Chairman of the Board. Since June 2000, in addition to Chairman of the Board, Mr. Bergreen resumed the positions of President and Chief Executive Officer. Mr. Bergreen holds a Bachelor of Science and a Master of Science degree in Electrical Engineering from the University of Maryland.

         Adrian Peters joined the Company's Board of Directors in June 2000 and is a member of the Audit Committee. He is the President and founder of Tellstone (previously Boston Partners), a firm that specializes as strategic advisors to high-tech firms, starting in 1995. From 1986 through 1995, he held positions as President and CEO of various companies, within Siemens AG, a large maker of telecommunications and industrial and other equipment. Prior to that, he held senior positions at Federale, an investment firm, Andersen Consulting and IBM. Mr. Peters studied science and engineering at the University of Stellenbosch in South Africa as well as management at Harvard Business School.

         Thomas J. Reilly, Jr. joined Astea's Board in September 2003. He is also Chairman of the Audit Committee. A thirty-one year veteran of Arthur Andersen, he brings extensive experience auditing both public and private corporations in the manufacturing, professional services, construction and distribution industries to the Company. He was partner in charge of the Philadelphia Audit Division of Arthur Andersen for seven years and participated in Quality Control reviews of several U.S. and International offices before retiring in 1996.

         Eric Siegel joined Astea's Board in September 2002 and is a member of the Audit Committee. In 1983, he founded Siegel Management Company, a strategy consulting and investment banking advisory firm with a diverse client base; principally middle market firms. His expertise and experience had been utilized by growth companies, public market and acquisition candidates, industry consolidators and turnarounds. He also serves on the Board of NCO Group (NASDAQ:
NCOG), a provider of outsourced accounts receivable management and collection services, and PSCInfoGroup, a privately backed information management company. An established author, he has been a lecturer in management at the Wharton School for over twenty years. Mr. Siegel is a magna cum laude graduate of the University of Pennsylvania and received an MBA from the Wharton School with honors.

         George S. Rapp joined Astea in April 2004 as Chief Financial Officer and Treasurer. Mr. Rapp is a certified public accountant and has over twenty five years of experience in financial management and reporting. He is responsible for the company's financial planning, investor relations, and executive guidance to help drive corporate performance. Prior to Astea, from June 2002 to January 2004, Mr. Rapp served as Senior Vice President and Chief Financial Officer of Advanta Bank Corp, a commercial credit card issuer based in Spring House, PA, which is a subsidiary of Advanta Corporation. From August 2000 to June 2002, Mr. Rapp served as Senior Vice President and Chief Accounting Officer of Sovereign Bancorp in Philadelphia, PA. Immediately prior to that, from 1995 to 2000, Mr. Rapp served as Chief Financial Officer of Republic First Bancorp, a commercial bank holding company based in Philadelphia, Pennsylvania.
  Mr. Rapp received his Bachelor of Science degree from St. Joseph's University.

         John Tobin joined the Company in June 2000 and serves as Vice President, General Counsel, and Secretary. Mr. Tobin is responsible for handling the legal affairs of the Company, along with various corporate development and business development initiatives. Prior to joining Astea, John worked at the Philadelphia law firms Pepper Hamilton LLP and Wolf, Block, Schorr and Solis Cohen LLP, specializing in corporate transactions and intellectual property. Prior to returning to the Philadelphia area in 1998, he worked as a corporate and entertainment lawyer in Los Angeles, specializing in motion picture, television and music transactions and licensing, most recently with PolyGram Filmed Entertainment. Mr. Tobin received his Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania in 1987, and received his law degree from the University of Pennsylvania in 1992.

         Kenneth Roy, Vice President of Sales, is chartered with leading the Company's sales operations to drive revenue and market share. Mr. Roy joined Astea in December 2003. Immediately prior to Astea, he worked at PTC, Inc., a provider of Product Lifecycle Management software based in Needham,
Massachusetts, where he was a Global Account Manager. From July 2001 to September 2002 he worked as Director of Sales for the Northeast at SynQuest, Inc., a Norcross, Georgia based supply chain event planning software provider. Prior to that, from December 1999 to July 2001, he was a Regional Vice President at VerticalNet Solutions in Horsham, Pennsylvania, selling enterprise software. Mr. Roy received a Bachelor of Science degree in Organizational Management from Eastern College and a veteran of the U.S. Marine Corps.

          Marikit Klein-Smith, Vice President, Marketing, joined Astea in April 2003 and brings over 15 years of experience in high-tech marketing, with progressive management experience at leading enterprise software and service companies. She is responsible for the Company's branding initiatives and oversees product marketing, lead generation, public relations and analyst relation efforts. Prior to joining Astea, from April 2001 until April 2003, Klein-Smith was a strategic marketing consultant for Full Circle Communications. Previously, she spent 12 years in the SAP enterprise software market, where she held the position of Vice President of Marketing at eOnline, an application service provider for SAP software (2000-2001); Director of Corporate Communications at SAP America, one of the largest enterprise software developers (1998 to 2000), Global Marketing Manager at Deloitte Consulting's SAP practice (1995 to 1998), and Field Marketing/Public Relations Specialist at SAP America (1989 to 1995). Klein-Smith holds a Bachelor of Science in Economics from Ursinus College.

         Our Board of Directors elects executive officers on an annual basis, which serve until their successors have been duly elected and qualified. There are no family relationships among any of our executive officers or Directors. Directors are encouraged to attend the Annual Meeting, but are not required to do so.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors met five (5) times in person or by telephone during the fiscal year ended December 31, 2003. During their respective terms of service in fiscal 2003, each of the Directors attended at least 75% of the meetings of the Board of Directors and of all committees on which each served. The Board of Directors has determined that each of its current directors, including all directors standing for re-election, except the Chief Executive Officer, has no material relationship with us and is an "independent director" within the meaning of the Marketplace Rules of The Nasdaq Stock Market director independence standards, as well as within the rules of the Securities and Exchange Commission ("SEC"). The Board of Directors has Audit, Nominating and Corporate Governance, and Compensation Committees. Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors, and are non-employee directors. Currently, all three independent directors, Messrs. Peters Reilly and Siegel, are members of each committee.

Audit Committee

          The Audit Committee operates under a written charter that has recently been revised. The new charter was adopted by the Board of Directors on May 12, 2004. A copy of the charter is attached as Exhibit A. The composition of the Audit Committee, the attributes of its members and the responsibilities of the committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The committee reviews and assesses the adequacy of its charter on an annual basis. The Board of Directors has determined that Mr. Reilly, the Chairman, is an "audit committee financial expert" as defined in the SEC rules.

         The Audit Committee oversees the accounting, financial reporting and audit processes; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements; and reviews our internal controls. The Audit Committee has the ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

         The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors in an executive session, without the presence of our management, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed. The Audit Committee met four times during the fiscal year ended December 31, 2003.

Nominating and Corporate Governance Committee

         The Nominating and Corporate Governance Committee was formed on May 12, 2004 and therefore did not hold any meetings during fiscal year 2003. Upon formation, the Board of Directors adopted the Nominating and Corporate Governance Committee charter, which is attached as Exhibit B. Prior to such adoption, the functions of the Nominating and Corporate Governance Committee were performed by the entire Board of Directors.

         The Nominating and Corporate Governance Committee considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; develops and recommends governance principles applicable to us; oversees the evaluation of the Board of Directors and management; and oversees and sets compensation for the Board of Directors.

         The Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for membership on the Board of Directors as described below. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria detailed below. Any stockholder recommendations proposed for consideration by the Nominating and Corporate Governance Committee should include the candidate's name and qualifications for membership on the Board of Directors and should be addressed to our Corporate Secretary. In addition, procedures for stockholder direct nomination of directors are discussed in the section relating to stockholder proposals, and are discussed in detail in our bylaws, which will be provided to you upon written request.

         The Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

         The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating and Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

         All nominees for election to the Board this year are incumbents. Mr. Reilly is the sole Director who has not previously stood for election to the Board by the stockholders. Mr. Reilly joined the Board in September 2003 following Isidore Sobkowski's resignation from the Board and following the 2003 Annual stockholder's meeting. He first came to the attention of the Board through the suggestion of outside advisors. At that time, the Board considered Mr. Reilly and his qualifications and elected him to the Board in August 2003, to take effect September 5, 2003. Mr. Reilly's background and qualifications are identified in the biographical section above.

Compensation Committee

         The Compensation Committee was formally created on May 12, 2004. Prior to that, it was an ad hoc committee consisting of the independent members of the Board of Directors. The Compensation Committee oversees and makes recommendation to the Board of Directors regarding our compensation and benefits policies; and oversees, evaluates and approves compensation plans, policies and programs for our executive officers.

Communicating with the Board of Directors

         Our policy is that stockholders may communicate with the Board of Directors by writing to us at Astea International Inc. Attention: Board of Directors, 240 Gibraltar Road, Horsham, Pennsylvania 19044. Stockholders who would like their submission directed to a particular member of the Board of
Directors  may  so  specify,  and  the  communication  will  be  forwarded,   as
appropriate.

Code of Conduct and Ethics

         The Board of Directors has adopted a Code of Conduct, which is applicable to all officers and employees of the Company, including the Chief Executive Officer and Chief Financial Officer. A copy of the Code of Conduct can be found on our website, www.astea.com. The Board of Directors has also adopted a Code of Ethics which is applicable to our Chief Executive Officer, our Chief Financial Officer and our Controller. Copies of this are available upon request in writing to Astea International Inc. Attention: Chief Financial Officer, 240 Gibraltar Road, Horsham, Pennsylvania 19044.

         The following table sets forth as of June 30, 2004: (i) the name of each person who, to our knowledge, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date; (ii) the name of each Director; and (iii) the name of each named executive officer of the Company. The following table also sets forth as of June 30, 2004 the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby, and also sets forth such information for Directors, nominees and executive officers as a group.




Name and Address of Beneficial Owner(+)               Amount of Ownership(1)        Percent of Class(2)
---------------------------------------               ----------------------        -------------------

Zack B. Bergreen (3)                                            1,398,000                         46.8%

Adrian Peters (4)                                                  14,200                            *

Eric Siegel (5)                                                     4,700                            *

Thomas J. Reilly, Jr. (6)                                           1,000                            *

George S. Rapp                                                          0                            *

John Tobin (7)                                                     13,750                            *

Rick Etskovitz (8)                                                 16,500                            *

Kenneth Roy                                                             0                            *

Marikit Klein-Smith (9)                                             2,500                            *

Leviticus Partners, L.P. (10)                                     250,000                          8.4%
30 Park Avenue, Suite 12F
New York, New York 10016

All current directors, nominees and executive officers          1,450,650                         48.6%
as a group (8 persons)(1)-(9)
     ------------------------

   +  Except  as  otherwise  indicated,  the  address  of  each  person  named in the  table  is c/o  Astea International Inc., 240 Gibraltar Road,
      Horsham, Pennsylvania 19044
   *  Less than 1% of the outstanding shares of Common Stock.
(1)   Except as noted in the  footnotes  to this  table,  each  person or entity named in the table has sole voting and  investment  power with  respect to all shares of Common Stock owned,  based upon information  provided to the
      Company by  Directors,  officers and  principal  stockholders.  Beneficial ownership  is  determined  in  accordance  with  the  rules of the SEC and includes  voting and  investment  power  with  respect to shares of Common
      Stock subject to options  currently  exercisable or exercisable  within 60 days after the Record Date ("presently exercisable stock options").
(2)   Applicable  percentage  of  ownership  as of the Record Date is based upon
      2,986,527 shares of Common Stock  outstanding as of that date.  Beneficial ownership is determined in accordance with the rules of the Commission and includes  voting and  investment  power with respect to shares.  Presently exercisable  stock  options  are  deemed  outstanding  for  computing  the percentage  ownership  of the person  holding  such  options,  but are not deemed outstanding for computing the percentage of any other person.
(3)   Includes  1,093,203  shares  of Common  Stock  held by trusts of which Mr.
      Bergreen and his wife are the only trustees, 209,192 shares held by trusts with  independent  trustees,  and 55,803  shares of Common Stock held by a family  limited  partnership  of which Mr.  Bergreen  is the sole  general partner.  Also  included are 40,000  options,  all of which are  currently exercisable.
(4)   Board Member.  Represents  options to purchase  14,200  shares,  10,900 of
      which  are  currently  exercisable,   and  3,300  of  which  shall  become
      exercisable within the next 60 days.
(5)   Board  Member.   Represents   options  to  purchase  4,700  shares,  all
      of  which  are  currently exercisable.
(6)   Board  Member.  Represents  1,000 shares of Common Stock  purchased on the open market.
(7)   Vice President and General Counsel. Represents options to purchase 13,750 shares, all of which are currently exercisable.
(8)   Former Chief Financial Officer,  resigned May 2004.  Represents options to purchase 12,500 shares, all of which are currently exercisable,  and 4,000 shares of Common Stock purchased on the open market.
(9)   Vice  President,  Marketing.  Represents  options  to  purchase  2,500 shares,  all of  which  are currently exercisable.
(10)  Information with respect to beneficial ownership is based upon information furnished by the  stockholder  pursuant to a Schedule  13D, as amended and filed with the SEC, dated June 1, 2004.



                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

     The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended December 31, 2003, 2002, and 2001, of the following persons (i) each person who served as Chief Executive Officer during the year ended December 31, 2003, and (ii) four other executive officers of the Company in office at December 31, 2003 who earned more than $100,000 in salary and bonus in fiscal 2003 (collectively, the "Named Executive Officers").


                                               SUMMARY COMPENSATION TABLE


                                                   Annual Compensation                 Long-Term
                                                                                      Compensation
                                        -------------------------------------------   ------------
                                                                                       Securities
                                                                                      Underlying
                                                                                        Options             All Other
       Name and Principal Position         Year        Salary ($)     Bonus ($)      (# of shares)       Compensation ($)
       ---------------------------         ----        ----------     ---------      -------------       ----------------

 Zack B. Bergreen                           2003        $  210,000              --                --           2,563 (1)
 Chairman of the Board and Chief            2002           130,000              --                --          69,600 (2)
 Executive Officer                          2001           130,000              --       400,000 (3)          69,600 (2)

 Rick Etskovitz (4)                         2003        $  129,525              --        10,000 (5)                 --
 Chief Financial Officer                    2002           127,050              --        10,000 (5)                 --
                                            2001           119,160              --         5,000 (5)                 --

 John Tobin (6)                             2003        $  150,306              --        10,000 (5)           1,236 (1)
 Vice President and General Counsel         2002           151,033 (7)          --        10,000 (5)                 --
                                            2001           126,895 (7)          --         5,000 (5)                 --

 Kenneth Roy (8)                            2003        $   15,865              --        35,000 (5)                 --
 Vice President of Sales

 Marikit Klein-Smith (9)                    2003        $   90,192         $ 9,700        10,000 (5)                 --
 Vice President, Marketing

(1)  Represents partial matching 401(k) contributions.
(2) Includes premiums for term, split-dollar life insurance paid by the Company on behalf of the Named Executive Officer.
(3) Represents options to purchase shares of Common Stock, which was awarded as compensation for a decrease taken in salary.
(4) Mr. Etskovitz resigned as Chief Financial Officer on May 12, 2004, and was replaced by George S. Rapp.
(5) Represents options to purchase shares of Common Stock, which was awarded based on merit.
(6)  Hired as  employee  effective  January  1,  2003.
(7)  Compensation paid to Coleman Legal, a third party legal services  provider.
(8)  Kenneth Roy joined Astea in November 2003.
(9)  Marikit Klein-Smith joined Astea in March 2003.



Option Grants in Last Fiscal Year

     The following table sets forth each grant of stock options made during the year ended December 31, 2003 to each of the Named Executive Officers:

                                                                          Individual Grants
                                                                          -----------------
                                              Percent of
                                                 Total                                 Potential Realizable Value at
                               Number of        Options                                           Assumed
                               Securities      Granted to                               Annual Rates of Stock Price
                               Underlying      Employees      Exercise                    Appreciation for Option
                                Options        In Fiscal       Price     Expiration                 Terms(2)
 Name                          Granted (#)        Year       ($/Share)(1)    Date               5%($)          10%($)
 ----                          -----------        ----       ------------    ----               -----          ------

 Zack B. Bergreen                        --        --             --               --                --              --

 Rick Etskovitz                    10,000(3)       9%          $3.34       11/12/2013           $54,405         $86,631

 John Tobin                        10,000(3)       9%          $3.34       11/12/2013           $54,405         $86,631

 Kenneth Roy                       35,000(3)      30%          $3.34       11/12/2013          $190,418        $303,208

 Marikit Klein-Smith               10,000(3)       9%          $2.90       03/27/2013           $47,238         $75,219


(1) The exercise price per share of each option was fixed by the Board of Directors at the closing market price on the date of grant.
(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Company's Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individual.
(3) Options to purchase shares will vest in equal installments on each of the first four anniversaries of the grant date.



Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table sets forth, for each of the Named Executive Officers, information with respect to the exercise of stock options during the year ended December 31, 2003 and the year-end value of unexercised options:


                                                                                   Value of Unexercised
                               Shares                  Numbers of Unexercised      In-the-Money Options
               Name         Acquired on     Value       Options at Year End            at Year End
                             Exercise(#)  Realized($) Exercisable/Unexercisable  Exercisable/Unexercisable
                             -----------  ----------- -------------------------  -------------------------

      Zack B. Bergreen           --           --            40,000/40,000                   --

      Rick Etskovitz             --           --            8,750/21,250                    --

      John Tobin                 --           --            10,000/20,000                   --

      Kenneth Roy                --           --             --/35,000                      --

      Marikit Klein-Smith        --           --             -- /10,000                 --/$29,000


Employment Agreements and Severance Arrangements with Executive Officers

         The Company has not entered into employment agreements with any of its current Executive Officers.

Board Interlocks and Insider Participation

         No executive officer of the Company served as a member of the Board of Directors, compensation committee, or other committee performing equivalent functions, of another entity one of whose executive officers served as a Director of the Company. Other than Mr. Bergreen, no person who served as a member of the Board was, during the fiscal year ended December 31, 2003, simultaneously an officer, employee or consultant of the Company or any of its subsidiaries. Mr. Bergreen did not participate in any Company determination of his own personal compensation matters.

Report on Executive Compensation

         This report is submitted by members of the Board of Directors of the Company (the "Board") who functioned as an ad hoc Compensation Committee in 2003. The Compensation Committee is responsible for developing the compensation programs that relate to the Company's executive officers, senior management and other key employees and for establishing the specific short- and long-term compensation elements thereunder. The Compensation Committee also oversees the general compensation structure for all of the Company's employees. In addition, the Compensation Committee currently administers the Company's 1991 Amended Non-Qualified Stock Option Plan, 1994 Amended Stock Option Plan, 1995 Amended Non-Employee Director Stock Option Plan, 1995 Employee Stock Purchase Plan, 1997 Stock Option Plan, 1998 Stock Option Plan and 2001 Stock Option Plan.

         The principal objective of the Company's executive compensation program is to enhance the Company's short-term and long-term financial results for the benefit of the Company's stockholders. To achieve this objective, the Company's executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning their financial interests with those of the Company's stockholders by providing a competitive compensation package based on corporate and individual performance. In addition, the Company performs periodic reviews of its executive compensation program to confirm the competitiveness of its overall executive compensation package as compared with companies that compete with the Company for prospective employees possessing skills necessary for developing, manufacturing and marketing successful high technology products and associated services.

         Compensation under the Company's executive compensation program consists of three principal elements: (i) cash compensation in the form of base salary, (ii) annual incentive compensation in the form of cash bonuses, and
(iii) long-term incentive awards in the form of stock option grants. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, the Company's 1995 Employee Stock Purchase Plan, and a 401(k) profit sharing plan with matching Company contributions, which are available to all employees of the Company.

         Base Salary. Compensation levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Committee seeks to align total executive compensation levels with corporate performance. Accordingly, base salary levels are set at what the Committee believes are at the low-end of base salaries paid to executive officers with comparable qualifications, experience and responsibilities at similar companies, while endeavoring to provide relatively higher incentive award opportunities. In addition, the Committee generally takes into account such factors as (i) the Company's past financial performance and future expectations, (ii) business unit performance and future expectations, (iii) individual performance and experience and (iv) past salary levels. The Committee does not assign relative weights or rankings to these factors, but instead makes an informed, but ultimately subjective, determination based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies. Generally, salary decisions for the Company's executive officers other than the Chief Executive Officer are made by the Committee near the beginning of each calendar year based on recommendations of the Chief Executive Officer.

         Fiscal 2003 base salaries were determined after considering the base salary level of the executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Committee in determining total compensation to each executive officer. A significant factor in setting base salary levels for each of the Company's executive officers, other than the Chief Executive Officer, were evaluations and recommendations made by the Chief Executive Officer. The Committee believes that fiscal 2003 base salary levels for each of the Named Executive Officers named in the Summary Compensation Table were slightly below the median salary levels for comparable positions at comparable companies.

         Incentive Compensation. Each executive officer is eligible to receive a cash bonus at the end of the fiscal year based upon the Company's performance, at the sole discretion of the Committee. Additional bonuses may be awarded during the fiscal year to reward an executive officer for superior individual or business-unit performance. In 2003, because the Company was not profitable, no cash bonuses were awarded based on Company performance, however, certain Named Executive Officers received bonuses for individual or business-unit performance. Ms. Klein-Smith received $9,700 in bonuses pursuant to her marketing incentive plan.

         Stock Options. Stock options are the principal vehicle used by the Company for the payment of long-term compensation, to provide a stock-based incentive to improve the Company's financial performance, and to assist in the recruitment, motivation and retention of key professional and managerial personnel. Long-term incentive compensation in the form of stock options enables officers to share in the appreciation of the value of the Company's Common Stock. The Committee believes that such long-term stock option participation more closely aligns the interests of the executive officers with those of the stockholders by encouraging executive officers to enhance the value of the Company. In addition, the Committee believes that equity ownership by executive officers helps to balance the short-term focus of annual incentive compensation with a longer-term view.

         The Company's stock option plans had been administered by the Board since January 1997 and by the Compensation Committee since its creation in May 2004. The Committee periodically grants new options to provide continuing incentives for future performance. When establishing stock option grant levels, the Committee considers existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current price of the Company's Common Stock. For additional information regarding the grant of options, see the table under the heading "Option Grants in Last Fiscal Year."

         Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers an employee stock purchase plan, under which employees may purchase Common Stock at a legally permitted discount, and a 401(k) profit sharing plan, which permits employees to invest in a variety of funds on a pre-tax basis and includes partial matching Company contributions. The Company also maintains insurance and other benefit plans for its employees.

         Compensation of Chief Executive Officer. In 2003, Mr. Bergreen received an annual base salary of $210,000. This is an increase from the $130,000 annual base salary in 2002. The increase was primarily designed to compensate Mr. Bergreen for the termination of the split dollar life insurance premiums that he had previously benefited from, and that the Company ceased in order to comply with our interpretation of applicable federal law. In the event that the Company improves its financial performance, his base salary may be increased, and bonuses may potentially be awarded. The Committee deemed Mr. Bergreen's compensation appropriate based on an assessment of salaries believed by the Committee to be paid to chief executive officers at comparable companies, and an assessment of Mr. Bergreen's qualifications, performance and expected contributions to the Company's future growth.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Code limits the tax deduction to $1 million for compensation paid to any of the executive officers, unless certain requirements are met. The Committee has considered these requirements and the related regulations. It is the present intention of the Committee that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation shall be deductible for federal income tax purposes.

         Respectfully  submitted  by  the  following  Members  of the  Board  of
Directors:

                              Adrian Peters
                              Thomas J. Reilly, Jr.
                              Eric Siegel

Compensation of Directors

          Our non-employee Directors receive a $5,000 annual retainer and a fee of $1,500 for attendance at each regular and special meeting of the Board of Directors, and are also reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. Non-Employee Directors may elect to receive, in lieu of the foregoing cash compensation, unrestricted shares of the Company's Common Stock. Shares of Common Stock in lieu of cash compensation are acquired at the fair market value of the Common Stock on the last day of the calendar quarter during which the cash compensation was earned and foregone. Non-employee Directors are also eligible to receive annual stock option grants under the Company's 1995 Non-Employee Director Stock Option Plan. Directors who are employees are not compensated for their service on the Board of Directors or any committee thereof.

REPORT OF THE AUDIT COMMITTEE

         For Fiscal 2003, the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

         Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003.

Principal Accountant Fees and Services

         The following table presents fees for professional audit services rendered by BDO Seidman, LLP for the audit of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by BDO Seidman, LLP during those periods:

                                           2003                  2002
                                     -----------------      ----------------

  Audit Fees (1)                     $   145,500            $  127,800
  Audit-related Fees (2)                   9,000                 8,000
  Tax Fees (3)                            62,200                67,900
  All Other Fees (4)                        -                      -
                                     -----------------      ----------------

  Total (5)                          $   216,700            $  203,700
                                     =================      ================

(1) Audit fees consisted of fees for professional services performed by BDO Seidman, LLP for the audit of the Company's annual consolidated financial statements and review of consolidated financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2) Audit-related fees consisted of fees for assurance and related services performed by BDO Seidman, LLP. This includes employee benefit plan audit and consulting on financial accounting and reporting standards.
(3) Tax fees consisted of fees for tax compliance, tax advice and tax planning.
(4) All other fees include fees for services not included in the other three categories.
(5)      The Audit Committee pre-approved 100% of the fees for 2003.

         The Audit Committee has considered the non-audit services rendered to the Company by BDO Seidman LLP and believes the rendering of those services is not incompatible with BDO Seidman LLP maintaining its independence. The Audit Committee has established a policy governing our use of BDO Seidman LLP for non-audit services. Under the policy, management may use BDO Seidman LLP for non-audit services that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee's approval before such services are rendered. In fiscal 2003, all fees identified above under the captions "Audit-Related Fees", "Tax Fees" and "All Other Fees" that were billed by BDO Seidman LLP were approved by the Audit Committee.

Audit Committee:

           Thomas J. Reilly, Jr., Chairman
           Adrian Peters
           Eric Siegel

STOCK PERFORMANCE GRAPH

         The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from December 31, 1998 through December 31, 2003, with the cumulative total return on
(i) an SIC Index that includes all organizations in the Company's Standard Industrial Classification (SIC) Code 7372-Prepackaged Software and (ii) the Nasdaq Market Index. The comparison assumes that $100 was invested on December 31, 1998 in the Company's Common Stock at the initial public offering price and in each of the foregoing indices, and assumes reinvestment of dividends, if any.



                  Comparison of 5 Year Cumulative Total Return
                        Among Astea International Inc.,
                     NASDAQ Market Index and SIC Code Index

                               [GRAPHIC OMITTED]

Years Ending        1998      1999      2000      2001      2002      2003
------------        ----      ----      ----      ----      ----      ----
Astea Int'l Inc.  $100.00    $318.52   $81.70    $68.16    $57.89    $56.02
NASDAQ US         $100.00    $186.12   $113.20   $89.66    $61.65    $93.10
Peer Group        $100.00    $189.90   $102.26   $97.23    $66.94    $87.22



                     Assumes $100 Invested on Dec. 31, 1998
                           Assumes Dividend Reinvested
                        Fiscal Year Ending Dec. 31, 2003




Related Party Transactions

         In each of 2002, 2001 and 2000, the Company paid premiums on behalf of Zack B. Bergreen (the Chairman and Chief Executive Officer) and his wife of $69,600 under split dollar life insurance policies. As of January 1, 2003, the Company has ceased to make these premium payments.

                                   PROPOSAL 2
                     RATIFICATION AND SELECTION OF AUDITORS

         The Audit Committee has selected the firm of BDO Seidman LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2004. It is expected that a member of BDO Seidman LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         Before making its selection, the Audit Committee carefully considered that firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Audit Committee is satisfied with BDO Seidman LLP in all these respects.

         The submission of the selection of BDO Seidman LLP to the stockholders is not required by law or our By-Laws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the Audit Committee's selection, the Audit Committee will consider the selection of another independent public accountant.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THIS
                                   SELECTION.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and holders of more than 10% of our Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the fiscal year ended December 31, 2003, and written representations from certain Reporting Persons, we believe that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2003.
                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received by the Company's Secretary not later than March 24, 2005. Any such proposal must comply with the rules and regulations of the Commission. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt requested to Astea International Inc., 240 Gibraltar Road, Horsham, Pennsylvania 19044, Attention:
Secretary. In addition, the execution of a proxy solicited by the Company in connection with the 2005 Annual Meeting of Stockholders shall confer on the designated proxy holder discretionary voting authority to vote on any stockholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before March 24, 2005.
                            EXPENSES AND SOLICITATION

         The cost of  solicitation  of  proxies  will be  borne by the  Company.
Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. The Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs.

THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. REQUESTS SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, ASTEA INTERNATIONAL, 240 GIBRALTAR ROAD, HORSHAM, PENNSYLVANIA 19044

                            By Order of the Board of Directors
                            /s/ Zack B.  Bergreen
                            ----------------------
                            Zack B.  Bergreen
                            President and Chief Executive Officer

Horsham, Pennsylvania
July 9, 2004

EXHIBIT A

                             AUDIT COMMITTEE CHARTER


1. Members. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board, and shall either designate one member as chairperson or delegate the authority to designate a chairman to the Audit Committee. Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of a majority of the independent directors and may be removed by the Board of Directors in its discretion. For the purposes hereof, the term "independent" shall mean a director who meets The Nasdaq Stock Market, Inc. ("NASDAQ") standards of "independence," as determined by the Board.

         Each member of the Company's Audit Committee must be financially literate at the time of appointment, and at least one member of the Audit Committee must be an "audit committee financial expert," as determined by the Board. In addition, no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company's current subsidiaries at any time in the past three years.

2. Purposes, Duties, and Responsibilities. The purposes of the Audit Committee shall be to:

         o assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements;
                  (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditing firm's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditing firm; and

         o prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

         Among its specific duties and responsibilities, the Audit Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASD or other regulatory authority:

(i) Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to: (A) appoint and retain, (subject to ratification by the Company's stockholders), (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee.

(ii) Approve in advance all audit services to be provided by the outside auditing firm, including any written engagement letters related thereto. (By approving the audit engagement, the audit service contemplated in any written engagement letter shall be deemed to have been pre-approved.)

(iii) Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require pre-approval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm.

(iv) Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationships or services that may impact the objectivity and independence of the auditor; and present to the Board of Directors the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

(v) Review and discuss with the outside auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditing firm with respect to interim periods.

(vi)     Review  the  report  from the  outside  auditing  firm on the  critical
         accounting  policies  and  the  alternative   treatments  of  financial
         information that have been discussed with management.

(vii) Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including: (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; (C) the steps that the Company is taking to review and assess its internal control over financial reporting; and (D) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

(viii) Recommend to the Board based on the review and discussion described in paragraphs (v)-(vii) above, whether the financial statements should be included in the Annual Report on Form 10-K.

(ix) Periodically review and discuss the adequacy of the Company's internal controls, any significant deficiencies in internal controls, and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

(x) Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

(xi) Review and discuss with management and the outside auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

(xii) Review any related party transactions involving directors or executive officers of the Company.

(xiii) Review, with the General Counsel, material pending legal proceedings involving the Company, other contingent liabilities, the Company's compliance policies, and any material reports or inquiries received from regulators or governmental agencies

(xiv) Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

(xv) Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and investors.

(xvi)    Review  codes  of  conduct   applicable  to  directors,   officers  and
         employees.

(xvii) Establish policies for the hiring of employees and former employees of the outside auditing firm.

(xviii) Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

 3. Outside Advisors. The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms and shall receive appropriate funding from the Company, as determined by the Audit Committee, for payment of fees to any such advisors.

4. Meetings. The Audit Committee will meet at least four times per year, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall meet separately in executive session, periodically, with each of management, the principal internal auditor of the Company and the outside auditing firm. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum. The Audit Committee shall maintain minutes or other records of its meetings and activities. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities.

EXHIBIT B


                                 CHARTER FOR THE
                       NOMINATING AND GOVERNANCE COMMITTEE
                                       OF
                            ASTEA INTERNATIONAL INC.


PURPOSE:

         The purpose of the Nominating and Governance Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating and Governance Committee shall: (1) assist the board by identifying prospective director nominees and recommending to the board the director nominees for the next annual meeting of stockholders; (2) develop and recommend to the board the governance principles applicable to the Company; (3) oversee the evaluation of the board and management; and (4) recommend to the board director nominees for each committee.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

* The Nominating and Governance Committee shall be comprised of no fewer than three (3) members.

* The members of the Nominating and Governance Committee shall meet the independence requirements of the Nasdaq Stock Market.

* The members of the Nominating and Governance Committee shall be appointed and replaced by the board.


COMMITTEE RESPONSIBILITIES AND AUTHORITY:

* Evaluate the current composition, organization and governance of the board and its committees, determine future requirements and make recommendations to the board for approval.

* Determine on an annual basis desired board qualifications, expertise and characteristics and conduct searches for potential board members with corresponding attributes. Evaluate and propose nominees for election to the board. In performing these tasks the Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates. The selection and nomination process shall be as detailed in Appendix A.

* Oversee the board performance evaluation process including conducting surveys of director observations, suggestions and preferences.

*        Form and delegate authority to subcommittees when appropriate.

* Evaluate and make recommendations to the board concerning the appointment of directors to board committees, the selection of board committee chairs, and proposal of the board slate for election. Consider shareholder nominees for election to the board.

*        Evaluate  and  recommend   termination   of  membership  of  individual
         directors in accordance with the board's governance principles, for cause or for other appropriate reasons.

*        Coordinate and approve board and committee meeting schedules.

*        Make regular reports to the board.

* Review and re-examine this Charter annually and make recommendations to the board for any proposed changes.

*        Annually review and evaluate its' own performance.

* In performing its responsibilities, the Nominating and Governance Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

                                                                      APPENDIX A
                                                                      ----------


 Statement of Policy on Criteria for Selecting Directors and Nominations Process

         The Nominating and Governance Committee (the "Committee") has adopted this policy statement in connection with requirements under applicable Nasdaq rules and for purposes of required disclosure under the federal securities laws.

         The Committee believes that all candidates for nomination as a director should meet the following minimum criteria:

         o Candidates must possess the ability to apply good business judgment and must be in a position to properly exercise their duties of loyalty and care.

         o Candidates should exhibit proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields.

         o Candidates should have the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which public companies must operate.

         o Candidates should have the ability to read and understand basic financial statements.

         o        In  general,   candidates   will  be  preferred  who  hold  an
                  established senior or executive level position in business, finance, law, education, research or government.

         The Committee intends to follow the process outlined below in selecting director candidates for nomination by the Board:

         o In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.

                  o On the basis of information learned during this process, the Committee will determine which nominee(s) to recommend to the Board to submit for election at the next annual meeting.

         o In the case of new director candidates, the committee will first determine whether the nominee must be independent for Nasdaq purposes, which determination will be based upon the Company's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, the rules of the National Association of Securities Dealers, and the advice of counsel, if necessary.

                  o The Committee will then use its and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

                  o The Committee will then conduct a process of making a preliminary assessment of each candidate based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information.

                  o This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.

                  o On the basis of information learned during this process, the Committee will determine which nominee(s) to recommend to the Board to submit for election at the next annual meeting.

                            ASTEA INTERNATIONAL INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 19, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Astea International Inc., a Delaware corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated July 9, 2004 and hereby appoints Zack B. Bergreen and George S. Rapp as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at the offices of the Company at 240 Gibraltar Road, Horsham, Pennsylvania 19044, on August 19, 2004 at 10:00 a.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, and in their discretion upon any other business that may properly come before the meeting or any adjournment or adjournments thereof:

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF
                            ASTEA INTERNATIONAL INC.
                                August 19, 2004



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.




--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |x|
--------------------------------------------------------------------------------

1. To elect four (4) Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.
                                        NOMINEES:
|_|  FOR ALL NOMINEES                   O Zack B. Bergreen
|_|  WITHHOLD AUTHORITY                 O Adrian A. Peters
     FOR ALL NOMINEES                   O Thomas J. Reilly, Jr.
|_|  FOR ALL EXCEPT                     O Eric Siegel
     (see instructions below)

INSTRUCTION:      To withhold  authority to vote for any individual  nominee(s),
                  mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |x|

2. To ratify the selection of the firm of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2004.
|_| FOR  |_| AGAINST  |_| ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY.
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 To  change  the  address  on  your  account,                                 |
 please  check the box at right and  indicate                                 |
 your new address in the address space above.     |_|                         |
 Please note that  changes to the  registered                                 |
 name(s) on the account may not be  submitted                                 |
 via this method.                                                             |
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Signature of Stockholder|_________________________________| Date:|____________|
Signature of Stockholder|_________________________________| Date:|____________|
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.